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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 16, 2000 relating to the financial statements and financial statement schedules, which appears in Verity, Inc.'s Annual Report on Form 10-K for the year ended May 31, 2000.

/s/ PricewaterhouseCoopers LLP
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San Jose, California
December 6, 2000